OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE:

PAGE 1 OF 2 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (*If applicable*)
Twenty-three (23)	August 15, 2020	5779392	

6. ISSUED BY CODE

National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
Room 3214, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612

7. ADMINISTERED BY (*If other than Item 6*) CODE N/A

MID RCB-A

8. NAME AND ADDRESS OF CONTRACTOR (*No. Street, county, State and ZIP: Code*)

BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD SUITE 200
DURHAM, NC 27703

CODE | FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (*SEE ITEM 11*)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN272201300017C

10B. DATED (*SEE ITEM 13*)
September 16, 2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (*If required*)

SOC 25.55 20-8470038 $2,896,627

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (*Specify authority*) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (*such as changes in paying office, appropriation date, etc.*) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.	OTHER Specify type of modification and authority) FAR 52.217-7, Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.*)

PURPOSE: The drug galidesivir was used in patients expressing COVID19 symptoms in the Yellow Fever Study in Brazil. The protocols have been amended to acknowledge the inclusion against Sars Cov2 virus. This equitable adjustment was mutually agreed to pay for additional costs associated with the human clinical trial and complete Phase I clinical studies for safety evaluation while optimizing dosing regimens.

The completion date of the contract is unchanged to September 30, 2022.
Total cost obligated by this action is changed from $43,034,602 to $45,931,229
Contract cost ceiling is changed to $45,931,229

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (*Type or print*)
Jon P. Stonehouse CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)
John Outen, Contracting Officer
Office of Acquisitions, DEA, NIAID, NIH, DHHS

15B. CONTRACTOR/OFFEROR
[signature]
(*Signature of person authorized to sign*)

15C. DATE SIGNED
8/21/2020

16B. UNITED STATES OF AMERICA
BY John E. Outen -S Digitally signed by John E. Outen -S Date: 2020.08.21 10:37:05 -04'00'
(*Signature of Contracting Officer*)

16C. DATE SIGNED

Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST –OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED

ARTICLE B.2. ESTIMATED COST – Contract is revised to incorporate changes (a, and b) with changes in the table below:

a. The estimated cost of this contract is $45,931,229 with this revision with additional funds added.
b. Payments from the additional funds may be made from the following PRISM/NBS Line Item Numbers as follows:

PRISM/NBS Line Item No.	Description	PRISM/NBS Line Item Period of Performance	Funded Amount
21	Mad Studies overruns for Yellow Fever and Marburg Human trial	08/11/2020-09/30/2022	$ 2,896,627

Beginning with the effective date of this modification in ARTICLE I.4. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES ARE INCLUDED IN FULL TEXT AND ADDED TO TERMS

52.204-25 Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

As prescribed in 4.2105(b), insert the following clause:

PROHIBITION ON CONTRACTING FOR CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT (AUG 2020)

(a) *Definitions.* As used in this clause—*Backhaul* means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (*e.g.*, connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (*e.g.*, fiber optic, coaxial cable, Ethernet).

Covered foreign country means The People's Republic of China.

Covered telecommunications equipment or services means–

(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities);

(2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities);

(3) Telecommunications or video surveillance services provided by such entities or using such equipment; or

(4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.

Critical technology means–

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;

(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled-

(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or

(ii) For reasons relating to regional stability or surreptitious listening;

(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);

(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material);

(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or

(6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817).

Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (*e.g.*, connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.

Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.

Roaming means cellular communications services (*e.g.*, voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.

Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service.

(b) *Prohibition*.

(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. The Contractor is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system,

or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract.

(c) *Exceptions.* This clause does not prohibit contractors from providing—

(1) A service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(2) Telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(d) Reporting requirement.

(1) In the event the Contractor identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, or the Contractor is notified of such by a subcontractor at any tier or by any other source, the Contractor shall report the information in paragraph (d)(2) of this clause to the Contracting Officer, unless elsewhere in this contract are established procedures for reporting the information; in the case of the Department of Defense, the Contractor shall report to the website at https://dibnet.dod.mil. For indefinite delivery contracts, the Contractor shall report to the Contracting Officer for the indefinite delivery contract and the Contracting Officer(s) for any affected order or, in the case of the Department of Defense, identify both the indefinite delivery contract and any affected orders in the report provided at https://dibnet.dod.mil.

(2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause

(i) Within one business day from the date of such identification or notification: the contract number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known); brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.

(ii) Within 10 business days of submitting the information in paragraph (d)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) *Subcontracts.* The Contractor shall insert the substance of this clause, including this paragraph (e) and excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

52.244-6 Subcontracts for Commercial Items. (Aug 2020)

Subcontracts for Commercial Items

(a) Definitions. As used in this clause— Commercial item and commercially available off-the-shelf item have the meanings contained in Federal Acquisition Regulation (FAR) 2.101. Subcontract includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or non-developmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509), if the subcontract exceeds the threshold specified in FAR 3.1004(a) on the date of subcontract award and has a performance period of more than 120 days. In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(ii) 52.203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5), if the subcontract is funded under the Recovery Act.

(iii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017).

(iv) 52.204-21, Basic Safeguarding of Covered Contractor Information Systems (Jun 2016), other than subcontracts for commercially available off-the-shelf items, if flow down is required in accordance with paragraph (c) of FAR clause 52.204-21.

(v) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(vi) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(vii) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C.637(d)(2) and (3)), if the subcontract offers further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(viii) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(ix) 52.222-26, Equal Opportunity (Sept 2015) (E.O.11246).

(x) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C.4212(a));

(xi) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U.S.C.793).

(xii) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C.4212).

(xiii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496), if flow down is required in accordance with paragraph (f) of FAR clause 52.222-40.

(xiv) (A) 52.222-50, Combating Trafficking in Persons (Jan 2019) (22 U.S.C. chapter 78 and E.O. 13627).

(B) Alternate I (Mar 2015) of 52.222-50(22 U.S.C. chapter 78 and E.O. 13627).

(xv) 52.222-55, Minimum Wages under Executive Order 13658 (Dec 2015), if flow down is required in accordance with paragraph (k) of FAR clause 52.222-55.

(xvi) 52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706), if flow down is required in accordance with paragraph (m) of FAR clause 52.222-62.

(xvii) (A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a) if flow down is required in accordance with 52.224-3(f).

(B) Alternate I (Jan 2017) of 52.224-3, if flow down is required in accordance with 52.224-3(f) and the agency specifies that only its agency-provided training is acceptable).

(xviii) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xix) 52.232-40, Providing Accelerated Payments to Small Business Subcontractors (Dec 2013), if flow down is required in accordance with paragraph (c) of FAR clause 52.232-40.

(xx) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App.1241 and 10 U.S.C.2631), if flow down is required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

END OF MODIFICATION 23 OF HHSN272201300017C